                                                                   Exhibit 10.1



                         DATED THE 20TH DAY OF JULY 2000

                                     BETWEEN

                     SILICON MANUFACTURING PARTNERS PTE LTD
                                (the "Borrower")

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                        CITIBANK, N.A., SINGAPORE BRANCH
                           OVERSEAS UNION BANK LIMITED
                             (the "Lead Arrangers")

                      THE BANKS AND FINANCIAL INSTITUTIONS
                                 (the "Lenders")

                  CITICORP INVESTMENT BANK (SINGAPORE) LIMITED
                             (the "Facility Agent")

                                       AND

                  CITICORP INVESTMENT BANK (SINGAPORE) LIMITED
                             (the "Security Agent")

================================================================================


                             SUPPLEMENTAL AGREEMENT

================================================================================


                                 [TSM & P LOGO]

               THIO SU MIEN & PARTNERS, Advocates & Solicitors
            30 Raffles Place, #26-01 Caltex House, Singapore 048622
              Telephone: (065) 534 4877 Facsimile: (065) 534 4822

     THIS AGREEMENT is made on 20th day of July 2000


     BETWEEN

(1)  SILICON MANUFACTURING PARTNERS PTE LTD (the "BORROWER");

(2) ABN AMRO BANK N.V., SINGAPORE BRANCH, CITIBANK, N.A., SINGAPORE BRANCH and OVERSEAS UNION BANK LIMITED (the "LEAD ARRANGERS" and each a "LEAD ARRANGER")

(3) THE BANKS AND FINANCIAL INSTITUTIONS listed under the heading "Lenders" at the end of this Agreement (the "LENDERS" and each a "LENDER")

(4) CITICORP INVESTMENT BANK (SINGAPORE) LIMITED (the "FACILITY AGENT"), as facility agent for the Lenders;

     AND

(5) CITICORP INVESTMENT BANK (SINGAPORE) LIMITED (the "SECURITY AGENT"), as security agent for the Lenders.

     (hereinafter collectively referred to as the "PARTIES" and each a "PARTY").


     WHEREAS:-

(A) The Parties have entered into a Syndicated Credit Facilities Agreement dated 3rd September 1999 (the "PRINCIPAL AGREEMENT") whereby the
     Lenders have agreed to make available to the Borrower loan facilities in the aggregate not exceeding Singapore Dollars Two Hundred and Fifty Million (S$250,000,000.00) and United States Dollars Three Hundred Million (US$300,000,000.00) on and subject to the terms and conditions set out in the Principal Agreement.

(B) The Borrower has requested the Lenders and the Lenders have agreed to permit the Borrower to drawdown Tranche B[T] Facility in more than one drawdown instead of a single drawdown on the terms set out herein.

(C) Pursuant to this, the Parties have agreed to enter into this agreement which shall be supplemental to the Principal Agreement.

     NOW IT IS HEREBY AGREED AS FOLLOWS:-


1.   DEFINITIONS

     In this Agreement:-

1.1 unless otherwise stated or otherwise so required, terms defined or qualified in the Principal Agreement have the same meanings where used in this Agreement;

1.2 clause headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement;

1.3  unless the context otherwise requires:-

     1.3.1 references to Clauses and Schedules are to be construed as references to clauses of, and the schedules to, this Agreement and references to this Agreement include the Schedules;

     1.3.2 references to (or any specified provision of) this Agreement or any other document in this Agreement (including the recitals herein) shall be construed as references to this Agreement, that provision or that documents as in force for the time being as amended, supplemented or modified from time to time;

     1.3.3 words importing the plural shall include the singular and vice versa;

     1.3.4 references to a person shall be construed as including references to an individual, firm, company, corporation, unincorporated body of persons or any State or any agency thereof; and

     1.3.5 references to any enactment shall be deemed to include references to such enactment as re-enacted, amended or extended.


2.   TRANCHE B[T] FACILITY

2.1 ELECTION OF CURRENCY: The Borrower hereby elects pursuant to Clause 2.1.2 of the Principal Agreement to drawdown the Tranche B[T] Facility in US Dollars which shall be an amount not exceeding US$145,000,000. Accordingly, on each date on which an Advance is to be made in respect of the Tranche B[T] Facility, each Tranche B Lender shall make available to the Facility Agent its share (if any) of that Advance by payment in US Dollars.

2.2 MULTIPLE DRAWDOWNS: The Tranche B Lenders have agreed that the Borrower may during the Availability Period drawdown the Tranche B[T] Facility in more than one Advance and any amounts not drawndown at the end of the expiry of the Availability Period shall be cancelled. No cancellation fee will be payable. For the avoidance of doubt, this provision shall be without prejudice to Clause 5.4 of the Principal Agreement.

2.3 NOTICE OF DRAWING: The Borrower shall give notice of Drawing of each Advance in accordance with the provisions of Clause 4.2 of the Principal Agreement, provided that the proposed Advance Date is not less than five (5) Business Days after the date upon which the immediately preceding Tranche B[T] Advance, if any, is made. In addition, each Notice of Drawing shall state the proposed amount of the Advance which must be equal to or less than the Available Tranche B Commitment and, if less than the Available Tranche B Commitment, must be US$10,000,000 or a higher whole multiple of US$1,000,000.

2.4 INTEREST PERIODS: The provisions of Clause 6.1 of the Principal Agreement shall apply to the Advances made under the Tranche B[T] Facility so that the multiple Advances made thereunder shall be consolidated in accordance with the provisions of Clause 6.1. For the avoidance of doubt, Advances made under the Tranche A Facility shall be treated separately from the Advances made under the Tranche B[T] Facility.

2.5 REPAYMENT OF TRANCHE B[T] FACILITY: The Borrower shall repay the Tranche B[T] Outstandings in US Dollars in accordance with the dates set out in the Schedule hereto and in this regard, Schedule 11B of the Principal Agreement shall no longer be applicable.

2.6 TRANCHE B(G) FACILITY: The Lenders and the Borrower hereby agree that Tranche B(G) Facility shall be cancelled from the date hereof and references in the Principal Agreement to it shall be construed accordingly.


3.   EFFECTIVE DATE

     It is hereby agreed by the Parties that this Agreement and the amendments referred to herein shall take effect from the date hereof.


4.   CONFIRMATION & INCORPORATION

4.1 Except to the extent expressly varied or amended by the provisions of this Agreement, the terms and conditions of the Principal Agreement are hereby confirmed and shall remain in full force and effect.

4.2 The Principal Agreement and this Agreement shall be read and construed as one document and this Agreement shall be considered to be part of the Principal Agreement and, without prejudice to the generality of the foregoing, where the context so allows, references in this Agreement to the "Principal Agreement", however expressed, shall be read and construed as references to the Principal Agreement as varied or amended and supplemented by this Agreement.


5.   COUNTERPARTS

     This Agreement may be signed in any number of counterparts, all of which taken together and when delivered to the Facility Agent shall constitute one and the same instrument. Any party may enter into this Agreement by signing any such counterpart.

6.   GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the Republic of Singapore and the Parties hereby submit to the non-exclusive jurisdiction of the courts of the Republic of Singapore.

                                    SCHEDULE

                               REPAYMENT SCHEDULE

                           TRANCHE B[T] FACILITY (US$)

       REPAYMENT DATE                                                  INSTALMENT AMOUNT
       --------------                                                  -----------------

1.     Date falling on the expiry of the                               US$20,714,285.70
       Availability Period ("1st Instalment Date")

2.     Date falling 6 months from the expiry of the                    US$20,714,285.70
       1st Instalment Date ("2nd Instalment Date")

3.     Date falling 6 months from the expiry of the                    US$20,714,285.70
       2nd Instalment Date ("3rd Instalment Date")

4.     Date falling 6 months from the expiry of the                    US$20,714,285.70
       3rd Instalment Date ("4th Instalment Date")

5.     Date falling 6 months from the expiry of the                    US$20,714,285.70
       4th Instalment Date ("5th Instalment Date")

6.     Date falling 6 months from the expiry of the                    US$20,714,285.70
       5th Instalment Date ("6th Instalment Date")

7.     Date falling 6 months from the expiry of the                    US$20,714,285.80
       6th Instalment Date


     IN WITNESS WHEREOF the parties hereto have duly executed this Agreement.


THE BORROWER


SILICON MANUFACTURING PARTNERS PTE LTD
60 Woodlands Industrial Park D Street 2
Singapore 738406

Fax Number: 362 2909





By:    /s/ Chia Song Hwee
       -----------------------------

Name:  Chia Song Hwee
       -----------------------------

Title: Director
       -----------------------------







THE LEAD ARRANGERS


ABN AMRO BANK N.V., SINGAPORE BRANCH
63 Chulia Street, Level 5
Singapore 049514

Fax Number: 231 8477






By:    /s/ Chan Peng Fun                  By:    /s/ Samantha Chew
       -----------------------------             ----------------------------

Name:  Chan Peng Fun                      Name:  Samantha Chew
       -----------------------------             ----------------------------

Title: Vice President                     Title: Vice President
       -----------------------------             ----------------------------

CITIBANK, N.A., SINGAPORE BRANCH
3 Temasek Avenue #14-00 Centennial Tower
Singapore 039190

Fax Number: 227 8768






By:    /s/ Agnes Liew
       -----------------------------

Name:  Agnes Liew
       -----------------------------

Title: Managing Director
       -----------------------------








OVERSEAS UNION BANK LIMITED
1 Raffles Place, OUB Centre
Singapore 048616

Fax Number: 532 2686






By:    /s/ Wee Joo Yeow
       -----------------------------

Name:  Wee Joo Yeow
       -----------------------------

Title: Executive Vice President
       -----------------------------

THE LENDERS


ABN AMRO BANK N.V., SINGAPORE BRANCH
63 Chulia Street, Level 5
Singapore 049514

Fax Number: 231 8477






By:    /s/ Chan Peng Fun                   By:    /s/ Samantha Chew
       -----------------------------              ----------------------------

Name:  Chan Peng Fun                       Name:  Samantha Chew
       -----------------------------              ----------------------------

Title: Vice President                      Title: Vice President
       -----------------------------              ----------------------------






CITIBANK, N.A., SINGAPORE BRANCH
3 Temasek Avenue #14-00 Centennial Tower
Singapore 039190

Fax Number: 227 8768






By:    /s/ Agnes Liew
       -----------------------------

Name:  Agnes Liew
       -----------------------------

Title: Managing Director
       -----------------------------






OVERSEAS UNION BANK LIMITED
1 Raffles Place, OUB Centre
Singapore 048616

Fax Number: 532 2686






By:    /s/ Wee Joo Yeow
       -----------------------------

Name:  Wee Joo Yeow
       -----------------------------

Title: Executive Vice President
       -----------------------------


BNP PARIBAS
20 Collyer Quay #01-01, Tung Centre

Singapore 049319

Fax Number: 532 7905






By:    /s/ Vijay Chopra
       -----------------------------

Name:  Vijay Chopra
       -----------------------------

Title: Head of Southern Asia
       Structured Debt
       -----------------------------






COMMERZBANK AKTIENGESELLSCHAFT, SINGAPORE BRANCH
8 Shenton Way #42-01, Temasek Tower
Singapore 068811

Fax Number: 226 2792






By:    /s/ Philip Ong                      By:    /s/ Josef Foit
       -----------------------------              ----------------------------

Name:  Philip Ong                          Name:  Josef Foit
       -----------------------------              ----------------------------

Title: Senior Manager                      Title: Senior Manager
       -----------------------------              ----------------------------







DEN DANSKE BANK AKTIESELSKAB, SINGAPORE BRANCH
50 Raffles Place #24-01 Singapore Land Tower
Singapore 048623

Fax Number: 224 3320






By:    /s/ Jesper Larsen                   By:    /s/ Claes Braad Pedersen
       -----------------------------              ----------------------------

Name:  Jesper Larsen                       Name:  Claes Braad Pedersen
       -----------------------------              ----------------------------

Title: Manager                             Title: Manager
       -----------------------------              ----------------------------

ING BANK N.V., SINGAPORE BRANCH
9 Raffles Place #19-02 Republic Plaza
Singapore 048619

Fax Number: 534 1672






By:    /s/ Toh Kai Leong                   By:    /s/ Graham Willis
       -----------------------------              ----------------------------

Name:  Toh Kai Leong                       Name:  Graham Willis
       -----------------------------              ----------------------------

Title: Senior Vice President               Title: Country Manager Singapore
       Corporate Banking                          ---------------------------
       -----------------------------






THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH
9 Raffles Place #01-01 Republic Plaza
Singapore 048619

Fax Number: 538 8083






By:    /s/ Kazuaki Iwamoto
       -----------------------------

Name:  Kazuaki Iwamoto
       -----------------------------

Title: Deputy General Manager
       -----------------------------






KBC BANK N.V., SINGAPORE BRANCH
30 Cecil Street #12-01, Prudential Tower
Singapore 049712

Fax Number: 395 2829






By:    /s/ Jason Lee                       By:    /s/ Tan Jock Khim
       -----------------------------              ----------------------------

Name:  Jason Lee                           Name:  Tan Jock Khim
       -----------------------------              ----------------------------

Title: Senior Relationship Manager         Title: Manager Credit Department
       Local Corporates                           ----------------------------
       -----------------------------

NATEXIS BANQUES POPULAIRES, SINGAPORE BRANCH
50 Raffles Place #41-01 Singapore Land Tower
Singapore 048623

Fax Number: 224 8651






By:    /s/ Clara Hang                      By:    /s/ Francis Lacourte
       -----------------------------              ----------------------------

Name:  Clara Hang                          Name:  Francis Lacourte
       -----------------------------              ----------------------------

Title: Senior Vice President               Title: Senior Vice President
       Head of Corporate, Commodities             Head of Commodities,
       & Institutional Banking                    Corporate & Institutional
       -----------------------------              Banking
                                                  ----------------------------






THE NORINCHUKIN BANK, SINGAPORE BRANCH
80 Raffles Place #53-01 UOB Plaza 1
Singapore 048624

Fax Number: 536 3009






By:    /s/ Junichi Kobayashi
       -----------------------------

Name:  Junichi Kobayashi
       -----------------------------

Title: General Manager
       -----------------------------






UNICREDITO ITALIANO SPA, SINGAPORE BRANCH
80 Raffles Place #51-01 UOB Plaza 1
Singapore 048624

Fax Number: 534 4300






By:    /s/ Papa Gianni Granco              By:    /s/ Lim Soo Luan, Janice
       -----------------------------              ----------------------------

Name:  Papa Gianni Granco                  Name:  Lim Soo Luan, Janice
       -----------------------------              ----------------------------

Title: General Manager                     Title: Manager, Head of Credit Dept
       -----------------------------              ----------------------------

THE FACILITY AGENT


CITICORP INVESTMENT BANK (SINGAPORE) LIMITED
300 Tampines Avenue 5 #07-00, Tampines Junction
Singapore 529653

Fax Number: 426 8056






By:    /s/ Lawrence Yeo
       -----------------------------

Name:  Lawrence Yeo
       -----------------------------

Title: Managing Director
       -----------------------------






THE SECURITY AGENT


CITICORP INVESTMENT BANK (SINGAPORE) LIMITED
300 Tampines Avenue 5 #07-00, Tampines Junction
Singapore 529653

Fax Number: 426 8056






By:    /s/ Lawrence Yeo
       -----------------------------

Name:  Lawrence Yeo
       -----------------------------

Title: Managing Director
       -----------------------------